PROSPECTUS    |   AUGUST 28, 2015

IQ Hedge
Multi-Strategy Plus Fund
(fka IQ Alpha Hedge Strategy Fund)

Class A Shares (fka Investor Class Shares) (IQHOX)
Class I Shares (fka Institutional Class Shares) (IQHIX)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC-Insured    |   May Lose Value   |   No Bank Guarantee

IndexIQ Trust (the “Trust”) is a registered investment company that consists of one investment portfolio, the IQ Hedge Multi-Strategy Plus Fund (formerly known as the IQ Alpha Hedge Strategy Fund) (the “Fund”), which does not represent a complete investment program. This Fund’s net asset value (“NAV”) may fluctuate substantially over time. Because the Fund attempts to replicate the investment returns of the IQ Hedge Multi-Strategy Plus Index (the “Index”), which in turn attempts to deliver superior investment performance relative to the broad-based stock market, the Fund’s performance may be substantially different from the returns of the broader stock market. Past performance of the Fund or the Index is not an indication of future returns. You may lose money even if the Fund’s or the Index’s past returns have been positive. Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

Summary Information

IQ Hedge Multi-Strategy Plus Fund

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Plus Index (the “Index”). The Index seeks to provide superior returns (“alpha”) relative to the Standard & Poor’s 500® Composite Stock Total Return Index (the “S&P 500 Index”) with lower volatility than the S&P 500 Index and correlation to the S&P 500 Index that is similar to the correlation between hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the sections captioned “Information on Sales Charges” below and “Alternative Sales Arrangements” of the Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment):

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None(a)	None

(a)	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions of Class A Shares made within one year of the date of purchase on Shares that were purchased without an initial sales charge. This contingent deferred sales charge will not apply to Investor Class Shares (now converted to Class A Shares) owned as of April 14, 2015.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class I
Management Fee	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.35%	0.21%
Acquired Fund Fees & Expenses(a)	0.23%	0.23%
Total Annual Fund Operating Expenses(a)	1.78%	1.39%

(a)	The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees & Expenses. Acquired Fund Fees & Expenses represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including exchange-traded funds (“ETFs”) and money market funds.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Class A	$721	$1,079	$1,461	$2,529
Class I	$142	$440	$761	$1,669

*	The Expense Example reflects the current expense waiver and reimbursement agreement in effect through September 30, 2015. Thus, the 3 years, 5 years and 10 years examples reflect the expense waiver and reimbursement for only the first year.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” which means it invests, under normal circumstances, a significant portion of its assets in underlying funds, including ETFs, exchange-traded notes (“ETNs”), and other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange traded commodity pools (“ETVs”), and may include exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). The Fund will take both long and short positions in the ETPs in which it invests. The Fund may also invest in one or more financial instruments, including but not limited to swap agreements (collectively, “Financial Instruments”). The Fund uses total return swaps as a principal investment strategy to increase the overall exposure of the Fund to replicate the leveraged exposures of the Underlying Index and may also use total return swaps to effect certain short positions reflected in its Underlying Index. The exposure of the Fund will vary but in any event will be no more than 200% of net assets as of each monthly rebalance date.

The Fund employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by IndexIQ LLC (“IndexIQ”), an affiliate of IndexIQ Advisors LLC, the Fund’s Investment Advisor. The Fund does not invest in hedge funds, and the Underlying Index does not include hedge funds as Underlying Index Components. The Fund is not a fund of hedge funds.

The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology of such Underlying Index. Such Underlying Index Components include long and short positions primarily in ETFs, but may also include ETNs and ETVs.

The Underlying Index construction process begins by seeking to track the “beta” portion of the returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill) of hedge funds that employ various hedge fund investment styles (the “Strategy”). These styles may include but are not limited to long/short equity, macro, market neutral, event-driven, fixed-income arbitrage, emerging markets and other strategies commonly used by hedge fund managers.

•	Long/short hedge funds typically diversify their risks by limiting the net exposure to particular regions, industries, sectors and market capitalization bands, allowing them to focus on company-specific anomalies. At the same time, long/short managers often hedge against un-diversifiable risk, such as market risk (i.e., the returns of the overall equity market). Certain long/short managers focus on specific sectors, regions or industries, on particular investment styles, such as value or growth, or certain types of stocks, such as small or large.
•	Macro hedge funds typically employ top-down macro analysis (e.g., political trends, macro economics, etc.) to identify dislocations in equity, fixed-income, currency and commodity markets that are expected to lead to large price movements.
•	Market Neutral hedge funds typically invest in both long and short positions in stocks while minimizing exposure to the systematic components of risk. These market neutral strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market capitalization, region and country. Market neutral strategies that effectively neutralize the market exposure are not impacted by directional moves in the market.
•	Event-Driven hedge funds typically invest in a combination of credit opportunities and event-driven equities. Within the credit-oriented portion, sub-strategies include long/short high yield credit (below investment grade corporate bonds or “junk” bonds), leveraged loans (bank debt, mezzanine, or self-oriented loans), capital structure arbitrage (debt vs. debt or debt vs. equity), and reorganization equity. Within the equity portion, sub-strategies include risk (or merger) arbitrage, holding company arbitrage, special situations and value equities where a change in management, significant product launch, or some other economic catalyst is expected to unlock shareholder wealth. Event-driven managers invest across multiple asset classes and may also seek to exploit shifts in economic cycles.
•	Fixed Income Arbitrage hedge funds typically employ strategies that seek to take advantage of price differentials and inefficiencies between related fixed-income securities that are related either economically or statistically. Such funds may limit volatility by hedging out interest rate risk and market exposure.
•	Emerging Market hedge funds typically invest in financial instruments such as equities, sovereign and corporate debt issues and currencies of countries in “emerging” markets. Emerging countries are those in a transitional state from developing to developed.

The Underlying Index generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating an index that has similar exposures to the same investment strategies and asset classes as hedge funds generally, IndexIQ seeks to replicate the beta return characteristics of hedge funds. The Underlying Index takes this notion of replication one step further by using a rules-based optimization and leverage process in an attempt to achieve its investment objective.

The Underlying Index Components of this Strategy generally provide exposures to:

•	U.S. large-cap equity;
•	U.S. small-cap equity;
•	U.S. growth equity;
•	U.S. value equity;
•	Emerging market equity, debt and sovereign debt;
•	Foreign equity (Europe, Australasia & Far East);
•	U.S. investment grade corporate debt;
•	U.S. government short- and intermediate-term maturity obligations;
•	U.S. high yield (or “junk”) corporate debt;
•	U.S. Treasury Inflation Protection Securities (“TIPS”);
•	U.S. mortgage-backed debt;
•	U.S. convertible debt;
•	Foreign sovereign debt;
•	Foreign currencies and currency futures;
•	U.S. and foreign real estate investment trusts;
•	Commodities; and
•	The implied volatility of the S&P 500 Index.

The Underlying Index is unlike traditional market-oriented indexes like the S&P 500 Index. Instead of tracking the performance of publicly-traded issuers representing a market or industry sector, the Underlying Index seeks to track the beta returns of distinct hedge fund investment styles.

For additional information about the Fund’s principal investment strategies, see “Description of the Principal Strategies and Risks of the Fund.”

Principal Risks

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. As with all investments, you may lose money in the Fund. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Strategies and Risks of the Fund.”

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the ETPs in which it invests.

Tracking Error Risk

Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons.

Index Risk

The Underlying Index may not be successful in replicating the performance of its target strategies.

Derivatives Risk

The Fund employs the use of derivatives, which are subject to a number of risks based on the structure of the underlying instrument and the counterparty to the derivatives transaction. For example, entry into a swap agreement presents risks including, primarily, counterparty credit risk. The use of futures contracts presents risks, including, primarily, interest rate risk and currency risk.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably.

Commodity Risk

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities markets.

Exchange-traded Product Risk

The value of a Fund’s investment in ETPs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or de-listings.

Foreign Risk

When the Fund invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets.

Long/Short Risk

There is no guarantee that the returns on the Fund’s long or short, if any, positions will produce positive returns, and the Fund could lose money if either or both positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, as a result, suffer losses that exceed the amount invested in those assets.

Short Sales Risk

Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited downside potential.

Credit Default Risk

An issuer or guarantor of fixed-income securities (including ETNs) held by the Fund may default on its obligation to pay interest and repay principal.

Leverage Risk

Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

Non-Diversification Risk

The Fund is non-diversified and may be susceptible to greater losses if a single portfolio investment declines than would a diversified mutual fund.

Risk of Investing in Real Estate Instruments

The Fund may invest in real estate instruments (“REITs”) or ETFs tracking REIT performance, which expose the Fund to real estate investment risks and to risks created by poor REIT management, adverse tax consequences and limited diversification among type and geographic location of properties.

Tax Risk

The tax treatment of derivatives is unclear for purposes of determining the Fund’s tax status.

Performance Information

The bar chart that follows shows the annual total returns of the Fund’s Class I shares for a full calendar year. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The sales load on Class A shares was implemented on April 15, 2015 and was not in effect for the periods included the table below. The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one calendar year compared with its underlying index and another broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not an indication of how the Fund will perform in the future. Fund performance is compared to the broad-based S&P 500® Index, the Underlying Index and the HFRX Global Hedge Fund Index, which tracks hedge funds pursuing multiple investment strategies. Fund performance current to the most recent month-end is available by calling 1-888-934-0777 or by visiting www.indexiq.com.

The Fund’s year-to-date total return as of June 30, 2015 was 0.57%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	8.35%	Q3/2010
Lowest Return	–3.95%	Q3/2011

Average Annual Total Returns as of December 31, 2014

	1 Year	5 Years	Since Inception(1)
IQ Hedge Multi-Strategy Plus Fund — Class I
Returns before taxes	3.01%	3.41%	3.52%
Returns after taxes on distributions(2)	1.00%	2.54%	2.66%
Returns after taxes on distributions and sale of Fund shares(2)	2.20%	2.38%	2.47%
IQ Hedge Multi-Strategy Plus Fund — Class A
Returns before taxes	2.62%	2.98%	3.18%
Returns after taxes on distributions(2)	0.77%	2.30%	2.47%
Returns after taxes on distributions and sale of Fund shares(2)	1.97%	2.14%	2.27%
IQ Hedge Multi-Strategy Plus Index (reflects no deduction for fees, expenses or taxes)	4.50%	5.32%	5.69%
Standard & Poor’s 500® Composite Stock Total Return Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	9.98%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	–0.58%	1.04%	–1.18%

(1)	The Fund commenced operations on June 30, 2008.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Advisor

IndexIQ Advisors LLC, the Investment Advisor, serves as the investment advisor to the Fund.

Portfolio Manager

The professionals jointly and primarily responsible for the day-to-day management of the Fund are Paul (Teddy) Fusaro and Greg Barrato. Mr. Fusaro, who is Senior Vice President of the Investment Advisor, has been a portfolio manager of the Fund since August 2013 and Mr. Barrato, who is Senior Vice President of the Investment Advisor, has been a portfolio manager of the Fund since February 2011.

Purchase and Sale of Fund Shares

The minimum initial investment for shares of the Class A is generally $25,000. The minimum initial investment for shares of the Class I is generally $5,000,000.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail at: IndexIQ Funds, P.O. Box 9843, Providence, RI 02904-8403 or telephone at: 1-877-474-6339.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Description of Principal Investment Strategies and Risks of the Fund

This section provides additional information about the principal investments and related risks of the Fund described under “Principal Investment Strategies” and “Principal Risks of the Fund” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Fund from time to time. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. In addition, this section provides additional information about the Fund’s benchmark index described under “Investment Objective and Strategies—More Information About the Fund’s Benchmark Index.” Please see “Investment Objectives and Policies” in the SAI for additional information about some of the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that the investment objective and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

Principal Investment Techniques and Related Risks:

A. Portfolio Risks

Fund of Funds Risk. The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the ETPs in which it invests. An investment in a Fund is subject to the risks associated with the ETPs that comprise the Fund’s Underlying Index. A Fund will indirectly pay a proportional share of the asset-based fees, if any, of the ETPs in which it invests. There is a risk that IndexIQ’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the ETPs may be out of favor and underperform other segments.

Tracking Error/Index Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Since the Fund may gain exposure to the Index Components through investments in swaps, futures or other derivative positions, the Fund’s return may not necessarily correlate to the return of the Index, as would be the case if a Fund were able to invest directly in the ETFs, ETNs and ETVs that serve as the Index Components of the Index.

In addition, there is no assurance that the Underlying Strategies that comprise the Index will track hedge fund returns, which, in turn, may adversely affect the Index’s ability to meets its objectives. While the Underlying Strategies consist of multiple liquid Index Components, hedge funds may invest in a much broader range of more geographically diverse and less liquid assets. The Index may be exposed to more or less risk than hedge funds as an asset class. In addition, the Index’s objective to obtain returns with lower volatility than that of the S&P 500 Index may not be achieved and the actual volatility of the Index may be substantially higher or lower than its stated objective. To the extent the Fund tracks the Index, these risks could also apply to an investment in the Fund.

The Underlying Strategies and the Index are based entirely on mathematical analysis of historical data related to volatility and returns. To the extent that historical data turns out not to be predictive of future events, the return of the Underlying Strategies may deviate from the returns of the Hedge Fund Indexes.

IndexIQ does not receive hedge fund holding information but rather uses the monthly returns of the Hedge Fund Indexes as the basis for estimating the asset class exposures of hedge funds as a group. There is a risk that hedge fund return data provided by third party hedge fund index providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self reporting selection bias, or other biases.

Hedge funds often adjust their investments rapidly in view of market, political, financial or other factors, whereas the composition of the Underlying Strategies and the Index is adjusted only on a monthly basis. The potential lag between hedge fund strategy changes and Underlying Strategy changes may cause the returns of the Underlying Strategies to deviate from the returns of the Hedge Fund Indexes.

In addition, the Index may not achieve its objective of producing superior returns to the S&P 500 Index with lower volatility than the S&P 500 Index and correlation to the S&P 500 Index that is similar to the correlation between the performance of hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index.

Derivatives Risk. The Fund may invest in derivative securities, including futures contracts, swap agreements and other financial instruments. These are financial instruments that derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. For example, entry into swap agreements exposes the Fund to counterparty risk while the use of futures contracts may entail interest rate and currency risk, in each case among other risks. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or if the Fund is unable to liquidate a position because of an illiquid secondary market. The Fund will invest in derivative instruments for non-hedging purposes (such as to seek to increase the Fund’s exposure to one or more of the Index Components of the Index). Investing for non-hedging purposes may be considered a speculative practice and presents even greater risk of loss.

Market Risk. The risk that the value of the securities or other financial instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic developments or conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more market sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

Commodity Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities markets. The value of commodity-based ETNs or ETVs and other commodity linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods and economic, political and regulatory developments.

Exchange-traded Product Risk. The Fund may purchase shares in an ETF or ETV and may purchase the notes of an ETN. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies. The price of an ETF, ETN or ETV can fluctuate within a wide range, and the Fund could lose money investing in an ETF, ETN or ETV if the prices of the securities or other assets owned by the ETF, ETN or ETV decrease. In addition, ETFs, ETNs and ETVs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s or ETV’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s or ETV’s shares or ETNs may not develop or be maintained; or (3) trading of an ETF’s or ETV’s shares or ETN may be halted if the listing exchange’s officials deem such action appropriate, the shares or notes are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. In addition, ETNs are general obligations of their issuer and their trading price may be negatively impacted in the decline or perceived decline of their issuer’s creditworthiness.

Foreign Investments Risk. When the Fund invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greater when the Fund invests in emerging markets.

Long/Short Risk. The Fund seeks long exposure to certain securities and may seek short exposure to certain other securities. There is no guarantee that the returns on the Fund’s long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. As a result, such investments may give rise to losses that exceed the amount invested in those assets.

Short Sales Risk. In attempting to match the total return of the Index, which may include short exposures, the Fund may engage in short selling. Short selling involves leverage of the Fund’s assets and presents various risks. In order to establish a short position in a financial instrument, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available financial instruments or for other reasons.

After selling the borrowed financial instrument, the Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. The Fund cannot guarantee that the financial instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, the Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing a financial instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. If the price of a borrowed financial instrument declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.

While the Fund has an open short position, it is subject to the risk that the financial instrument’s lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, the Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the financial instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed instrument, the Fund will be required to maintain assets with the lending broker as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, the Fund is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. The requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Credit/Default Risk. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another nationally recognized statistical rating organization (“NRSRO”) are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. If a security is downgraded subsequent to purchase, the Fund will not be required to dispose of the security.

The Fund may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments. To the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Leverage Risk. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. To the extent that the Fund invests in derivatives, even a small investment can have a big impact on the Fund’s market exposure. Although the Fund intends to segregate cash or highly liquid securities to cover its economic exposure on derivative contracts, its use of derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the Index Components or asset classes of the Index. The other parties to certain derivative contracts present the same type of default risk as issuers of fixed income securities. Derivatives may also make the Fund’s portfolio less liquid and difficult to value, especially in declining markets, and the counterparty may fail to honor contract terms. Derivatives may also not be available on terms that make economic sense (e.g., they may be too costly).

Non-Diversification Risk. The Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Risk of Investing in Real Estate Instruments. Real estate instruments are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a REIT is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

Tax Risks. To qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) for that year would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

Furthermore, the tax treatment of derivatives is unclear for purposes of determining the Fund’s tax status. In addition, the Fund’s transactions in Financial Instruments, including, but not limited to, options, futures contracts, hedging transactions, forward contracts and swap contracts, will be subject to special tax rules (which may include mark-to-market, constructive sale, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. The Fund’s use of such transactions may result in the Fund realizing more short-term capital gains and ordinary income, in each case subject to U.S. tax at higher ordinary income tax rates, than it would if it did not engage in such transactions.

B. Additional Risk Information

The following are additional risks of investing in the Fund:

Changes in Investment Objective and Strategies. The investment objective, strategies and policies described under “Investment Objective” and “Principal Investment Strategies” above may be changed without the approval of the Fund’s shareholders upon 30 days’ written notice to shareholders.

Convertible Securities Risk. Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

Equity Securities Risk. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Emerging Market Securities Risk. Securities of issuers based in countries with developing economies (emerging markets) may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change.

Emerging Market Sovereign Debt Risk. Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which certain underlying ETPs may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements. As a holder of government debt securities, an underlying ETP may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which an underlying ETP will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as certain ETPs in which the Fund invests.

Foreign Currency Transaction Risk. The Fund may engage in foreign currency transactions in pursuing its investment objectives by purchasing or selling foreign currencies on a cash basis, through forward or futures contracts or by investing in ETNs or ETVs tracking foreign currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s NAV to fluctuate. Currency exchange rates can also be affected unpredictably by government or central bank actions or political developments. Forward foreign currency exchange OTC contracts are also subject to counterparty risk and the absence of regulation.

Growth Investing Style Risk. Growth companies are companies whose earnings growth potential appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period. Stocks of growth companies have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses.

High Yield Securities Risk. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of their issuers and price fluctuations in response to changes in interest rates. Periods of economic downturn or rising interest rates may cause the issuers of high yield securities to experience financial distress, which could adversely impact their ability to make timely payments of principal and interest and increases the possibility of default. The market value and liquidity of high yield securities may be negatively impacted by adverse publicity and investor perceptions, whether or not based on fundamental analysis, especially in a market characterized by a low volume of trading.

Illiquid Securities Risk. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

•	Both domestic and foreign securities that are not readily marketable;
•	Repurchase agreements and time deposits with a notice or demand period of more than seven days;
•	Certain over-the-counter options;
•	Certain swap transactions; and
•	Certain restricted securities.

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Since the Fund invests for exposure to the Index Components of the Index, the Fund will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all investments within a particular Index Component, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. Additionally, in the absence of an established securities market, the Fund may have to estimate the value of illiquid securities it holds, which adds a subjective element to valuing the Fund.

Industry Concentration Risk. The Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

Interest Rate Risk. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. The duration of the portfolio is a measure of the portfolio’s sensitivity to changes in interest rates, with higher duration portfolios indicating greater sensitivity to changes in interest rates. As with portfolio duration, fixed-income securities with longer durations, all else being equal, tend to be more sensitive to changes in interest rates and, consequently, more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPs, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Management Risk. The Investment Advisor’s strategies to match the performance of the Index may fail. The risks of such failure increase when the Fund is unable to invest in the actual ETF, ETN and ETV Index Components and must resort to replicating such investment by purchasing the portfolio holdings of such investments or a sampling of such portfolio holdings or utilizing derivatives. This risk is further heightened when the Fund invests in securities and other financial instruments that are neither Index Components nor replicating the performance of such Index Components.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Portfolio Turnover Risk. Portfolio turnover may involve paying brokerage commissions and other transaction costs. High rates of portfolio turnover could lower performance of the Fund due to increased costs and may also result in the realization of capital gains. The Investment Advisor anticipates that the Fund will have an annual turnover rate of approximately 100-150%, but during times of heightened market volatility the annual turnover rate may be up to 200%.

Small- and Mid-Cap Companies Risk. The Fund may invest in small- or mid-cap companies. If it does so, it may be subject to certain risks associated with small- or mid-cap companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Sovereign Debt Risk. Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, an underlying ETP may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and an underlying ETP’s ability to obtain recourse may be limited.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of government debt, an underlying ETP may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Temporary Investment Risk. The Fund may, for temporary defensive purposes or when investments in the Index Components do not comprise 100% of the Fund’s assets, invest a certain percentage of its total assets in cash and cash equivalents. Cash equivalents include investments in money-market funds, U.S. government securities, commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO, certificates of deposit, bankers’ acceptances, repurchase agreements and non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Value Investing Style Risk. Value securities are those issued by companies that may be perceived as undervalued. Value securities may fail to appreciate for long periods of time and may never realize their full potential value.

Zero Coupon Securities Risk. The interest earned on zero coupon securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though underlying ETPs receive no interest payments in cash on the security during the year.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

Exchange-Traded Funds. The Fund may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”). Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs. The 1940 Act limitations on the Fund’s investment in investment companies and various conditions imposed by the SEC on exemptive relief granted to ETFs may prevent the Fund from allocating its investments to ETFs in an optimal manner.

The use of ETFs is intended to help the Fund match the total return of the Index, although that may not be the result. An ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to exchange traded vehicle risks.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by other investment companies in which it invests. Consequently, an investment in the Fund will incur higher expenses than a direct investment in the ETFs, ETNs, ETVs and money market funds utilized from time to time by the Fund.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include TIPs whose principal value is periodically adjusted according to the rate of inflation.

Total Return Swaps. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where the Fund has the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, the Fund may also be required to pay the dollar value of that decline (or increase, if an inverse swap) to the counterparty. The Fund intends to use total return swaps in several ways to replicate the performance of the Index. Consequently, the performance of the Fund’s total return swaps will be a significant component of the Fund’s performance.

Principally, the Fund will use total return swaps to increase the exposure of the Fund to any Index Component or other portfolio investment beyond 100% of the Fund’s net asset investment in such Index Component or other portfolio investment. The exposure of the Fund will vary but in any event will be no more than 200% of its net assets as of each monthly rebalance date. The use of swaps in this way should be considered speculative and will create volatility within the Fund’s portfolio.

The Fund may also use total return swaps to replicate an Index Component’s performance. These total return swaps would reference the performance of an ETF, ETN or ETV (each an “exchange traded issuer”) that is an Index Component, an index on which such an exchange traded issuer is based, or one or more of the portfolio constituents of such exchange traded issuer.

Total return swaps are considered illiquid by the Fund. Consequently, the Fund will segregate liquid assets, which may include securities, cash or cash equivalents, to cover the Fund’s daily marked-to-market net obligations under outstanding swap agreements. This segregation of assets, together with the Fund’s 15% of net asset limitation on investment in illiquid securities, will have the effect of limiting the Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

All counterparties to total return swaps of the Fund are subject to pre-approval by the Board. The Board’s pre-approval is based on the creditworthiness of each potential swap counterparty, and the creditworthiness of such counterparties will be reviewed by the Board on at least a quarterly basis. In addition, the Investment

Advisor will monitor and manage the counterparty risk posed by the Fund’s swap counterparties and take actions as necessary to decrease counterparty risk to the Fund by, among other things, reducing swap exposures to certain counterparties and/or seeking alternate or additional counterparties. All Fund total return swap counterparties are expected to be, or affiliated with, large publicly-held financial institutions that have received investment grade ratings of AAA or AA from at least one NRSRO.

The number of Fund total return swap counterparties may vary over time. During periods of credit market turmoil or when the aggregate swap notional amount needed by the Fund is relatively small given the level of the Fund’s net assets, the Fund may have only one or a few counterparties. In such circumstances, the Fund will be exposed to greater counterparty credit risk. Moreover, the Fund may be unable to enter into any total return swap on terms that make economic sense (e.g., they may be too costly). To the extent that the Fund is unable to enter into any total return swaps, it may not be able to meet its investment objective. If the Fund is unable to enter into total return swaps, it may engage in other types of derivative transactions, although the added costs, higher asset segregation requirements and lower correlation to Index Component performance of these other derivatives may adversely affect the Fund’s ability to meet its investment objective.

Index Swaps and Options on Swaps. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. For example, in a typical equity index swap, the Fund may receive the appreciation (or depreciation) of an index from a counterparty in exchange for the payment of a fee or a different component of return.

An equity swap may be used by the Fund to get exposure to one or more Index Components. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Advisor does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.

Options, Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices.

The Fund may engage in futures transactions on both U.S. and foreign exchanges in an effort to gain exposure to the Index Components of the Index. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options present the following risks:

•	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
•	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

•	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
•	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
•	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
•	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
•	Foreign exchanges may not provide the same protection as U.S. exchanges.

Commodity-Linked Securities. The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked ETNs and ETVs and other commodity-linked derivatives, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Advisor seeks to provide exposure to various commodities and commodity sectors as dictated by the composition of the Index. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions.

To the extent the Investment Advisor makes investments on behalf of the Fund that are regulated by the Commodities Futures Trading Commission, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Investment Advisor, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and is therefore not subject to registration as a commodity pool operator under the CEA.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Management

Investment Advisor

The Investment Advisor has been registered as an investment adviser with the SEC since August 2007 and is a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC. The Investment Advisor’s principal office is located at 800 Westchester Avenue, Rye Brook, NY 10573. As of June 30, 2015, the Investment Advisor had approximately $1.6 billion in assets under management.

The Investment Advisor serves as advisor to the Fund, pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). The Investment Advisor has overall responsibility for the general management and administration of the Trust. The Investment Advisor provides an investment program for the Fund. The Investment Advisor also advises IndexIQ ETF Trust, an investment company issuing ETFs. The Investment Advisor has arranged for transfer agency, custody, fund administration, and all other non-distribution related services necessary for the Fund to operate.

Management Fee

As compensation for its services and its assumption of certain expenses, the Fund pays the Investment Advisor a management fee equal to 0.95% of the Fund’s average daily net assets that is calculated daily and paid monthly. The Investment Advisor may voluntarily waive any portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

The basis for the Trustees’ approval of the Investment Advisory Agreement is available in the Trust’s Annual Report for the period ended April 30, 2015.

Portfolio Management

The Investment Advisor acts as portfolio manager for the Fund. The Investment Advisor will supervise and manage the investment portfolios of the Fund and will direct the purchase and sale of such Fund’s investment securities. The Investment Advisor utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

The portfolio managers who are currently jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Paul (Teddy) Fusaro and Greg Barrato.

Teddy Fusaro has been Senior Vice President of the Investment Advisor and portfolio manager of the Fund since August 2013, at which time he joined the Investment Advisor. Prior to joining the Investment Advisor, Mr. Fusaro served as Vice President, Trader and Portfolio Manager at Rafferty Asset Management LLC from 2009 to 2013 and as Analyst at Goldman Sachs & Co. from 2007 to 2009. Mr. Fusaro is a 2007 graduate from Providence College.

Greg Barrato joined the Investment Advisor as Vice President in November 2010 and has been Senior Vice President of the Investment Advisor since August 2013 and portfolio manager of the Fund since February 2011. Prior to joining the Investment Advisor, Mr. Barrato served as Head Global Equity Trader and Trader at Lucerne Capital Management, LLC from 2008 to 2010 and as Assistant Trader and Operations Manager at ReachCapital Management, LP from 2004 to 2008. Mr. Barrato is a 2002 graduate from the University of Connecticut.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

Other Expenses

In addition to the 12b-1 fees applicable to Class A Shares (as further described in “Shareholder Guide—Distribution (12b-1) Fees”) and the investment advisory fees, the Fund pays all expenses not assumed by the Investment Advisor, including, without limitation, the following: the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, SAIs and supplements thereto; the costs of printing registration statements; administrator’s fees; transfer agent’s fees; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Expense Limitation Agreement

The Investment Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, extraordinary expenses, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.65% of the average daily net assets for the Class I Shares and the Class A Shares of the Fund for the twelve months ending September 30, 2016. The Investment Advisor currently expects that the contractual agreement will continue from fiscal year-to-fiscal year, provided such continuance is approved by the Fund’s Board of Trustees. The Fund may terminate the Expense Limitation Agreement at any time. The Investment Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90 days’ notice to the Fund as set forth in the Expense Limitation Agreement. The terms of the Expense Limitation Agreement may be revised upon renewal. The Investment Advisor is permitted to recoup from the Fund previously waived fees or reimbursed expenses for three years from the fiscal year in which fees were waived or expenses reimbursed as long as such recoupment does not cause Fund operating expenses to exceed the then applicable expense cap.

Board of Trustees

The Fund is a series of the Trust, which is an open-end management investment company organized as a Delaware statutory trust. The Board of Trustees of the Trust (the “Board”) supervises the operations of the Fund according to applicable state and federal law and is responsible for the overall management of the Fund’s business affairs.

Other Service Providers

Index Provider

IndexIQ is the index provider for the Fund. IndexIQ is in the business of developing and maintaining financial indexes, including the Underlying Index. Presently, IndexIQ has developed and is maintaining a number of indices in addition to the Underlying Index, of which 14 are currently being used by registered investment companies. IndexIQ has entered into an index licensing agreement (the “Licensing Agreement”) with the Investment Advisor to allow the Investment Advisor’s use of the Underlying Indices for the operation of the Fund. The Investment Advisor pays licensing fees to IndexIQ from the Investment Advisor’s management fees or other resources. The Investment Advisor has, in turn, entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Fund to utilize the Underlying Indices. The Fund pays no fees to IndexIQ or the Investment Advisor under the Sub-Licensing Agreement.

Fund Administrator, Custodian, Transfer Agent and Securities Lending Agent

The Bank of New York Mellon (“BNY Mellon”), located at One Wall Street, New York, New York 10286, serves as the Fund’s Administrator, Custodian, Transfer Agent and Securities Lending Agent. BNY Mellon is the principal operating subsidiary of The Bank of New York Mellon Corporation.

Distributor

NYLIFE Distributors LLC (“NYL Distributors”), an affiliate of the Investment Advisor located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves the Fund’s distributor.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, located at PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017, serves as independent registered public accounting firm to the Fund.

Legal Counsel

Kaye Scholer LLP, located at 250 West 55th St., New York, New York 10019, serves as legal counsel to the Trust and the Fund.

The Benchmark Index

The Index is constructed in basically a two-step process. First, using a rules-based methodology, IndexIQ attempts to replicate the risk-adjusted return characteristics of the Hedge Fund Indexes in creating the six Underlying Strategies. IndexIQ then uses a proprietary rules-based methodology that optimizes the weighting of each Underlying Strategy and introduces leverage within the Index in an attempt to reproduce the Index’s objectives, which include alpha returns relative to the S&P 500 Index.

The Index is based in part on the premise that hedge fund returns, when aggregated within similar hedge fund investment styles, display significant exposures to a set of common asset classes. By properly identifying the asset classes, estimating the aggregate hedge fund strategy exposures to the asset classes, and matching the Index Component exposures to the hedge fund strategy asset class exposures, IndexIQ seeks to replicate the “beta” portion of the returns (i.e., that portion of the returns of hedge funds that are idiosyncratic, or unrelated to manager skill) of hedge funds. IndexIQ uses this technique to develop and maintain the Underlying Strategies to approximate the risk-adjusted returns of six Hedge Fund Indexes published by unaffiliated third party providers of hedge fund performance data. The following are unaffiliated third party Hedge Fund Index provider descriptions of the six hedge fund investment styles that IndexIQ seeks to replicate in its Underlying Strategies:

•	Long/Short hedge funds typically diversify their risks by limiting the net exposure to particular regions, industries, sectors and market capitalization bands, allowing them to focus on company-specific anomalies. At the same time, long/short managers often hedge against un-diversifiable risk, such as market risk (i.e., the returns of the overall equity market). Certain long/short managers focus on specific sectors, regions or industries, on particular investment styles, such as value or growth, or certain types of stocks, such as small or large.
•	Macro hedge funds typically employ top-down macro analysis (e.g., political trends, macro economics, etc.) to identify dislocations in equity, fixed-income, currency and commodity markets that are expected to lead to large price movements.
•	Market Neutral hedge funds typically invest in both long and short positions in stocks while minimizing exposure to the systematic components of risk. These market neutral strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market capitalization, region and country. Market neutral strategies that effectively neutralize the market exposure are not impacted by directional moves in the market.
•	Event-Driven hedge funds typically invest in a combination of credit opportunities and event-driven equities. Within the credit-oriented portion, sub-strategies include long/short high yield credit (below investment grade corporate bonds or “junk” bonds), leveraged loans (bank debt, mezzanine, or self-oriented loans), capital structure arbitrage (debt vs. debt or debt vs. equity), and reorganization equity. Within the equity portion, sub-strategies include risk (or merger) arbitrage, holding company arbitrage, special situations and value equities where a change in management, significant product launch, or some other economic catalyst is expected to unlock shareholder wealth. Event-driven managers invest across multiple asset classes and may also seek to exploit shifts in economic cycles.
•	Fixed Income Arbitrage hedge funds typically employ strategies that seek to take advantage of price differentials and inefficiencies between related fixed-income securities that are related either economically or statistically. Such funds may limit volatility by hedging out interest rate risk and market exposure.
•	Emerging Market hedge funds typically invest in financial instruments such as equities, sovereign and corporate debt issues and currencies of countries in “emerging” markets. Emerging countries are those in a transitional state from developing to developed.

Each Underlying Strategy consists of a basket of ETFs, ETNs and ETVs that IndexIQ has determined best represent the risk and return characteristics of the Hedge Fund Indexes. These ETFs, ETNs and ETVs are proxies for the asset classes in which hedge funds invest (e.g., emerging market equities) or strategies that hedge funds employ (e.g., a “carry trade” whereby one invests long in currencies of countries with high interest rates and short in currencies of countries with low interest rates). IndexIQ combines all six of the Underlying Strategies into one composite index, the Index, by using a proprietary optimization methodology. Unlike the Underlying Strategies, the investment objective of the Index is not to replicate a particular hedge fund index but rather to attempt to provide alpha returns relative to the S&P 500 Index with lower volatility than the S&P 500 Index and correlation to the S&P 500 Index that is similar to the correlation between the performance of hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index. At any given time, the Index is expected to be comprised of ten or more Index Components representing multiple asset classes and investment strategies.

The construction of the Index occurs in the following steps:

Annual selection and review of Index Components: Annually, IndexIQ reviews the basket of Index Components of each Underlying Strategy to ensure that the basket best represents the Hedge Fund Indexes’ asset class exposures and principal investment strategies and may add or delete Index Components based on statistical analysis conducted by IndexIQ. The review process examines the risk and return characteristics (e.g. total return and volatility) of all or nearly all available ETFs, ETNs and ETVs to determine if new or existing ETFs, ETNs and ETVs are representative of the Hedge Fund Indexes’ asset class exposures and principal investment strategies and thus should be incorporated into the Underlying Strategy’s basket to enhance its replication capability. Any Index Component additions or deletions become effective no later than the second quarter.

Monthly rebalance of the Underlying Strategies: Monthly, IndexIQ recalculates the weightings of the asset classes for each Underlying Strategy. The proprietary statistical analysis employed uses the most recently available hedge fund and ETF, ETN and ETV performance data to estimate the exposures of the Hedge Fund Indexes to the asset classes. IndexIQ’s methodology then selects the Index Components in such a way as to replicate as closely as possible the exposures within the Hedge Fund Indexes.

Monthly rebalance of the Index: Once the monthly Index Component weights are set for each of the six Underlying Strategies, IndexIQ’s methodology determines the weights of each Underlying Strategy within the Index. Next, the resulting weight assigned to each of the Underlying Strategies is multiplied by the weights assigned to the Index Components within the Underlying Strategies to arrive at the Index Component weights for the Index.

The weight of an Index Component of the Index may be positive or negative. In the case of a negative weighting, the Fund will invest in instruments that provide a short exposure to such component. Accordingly, the Fund’s investments may not reflect a long position in each component of the Index and the Fund’s NAV per share may decline from month to month, even if the value of any or all of the components increase during that time.

To amplify the Index’s returns, the Index increases its exposure to Index Components by up to 100% of the value of the Index Components through the use of hypothetical total return swaps. Leverage in the Index may vary from none to no more than 100% of the Index Components. The level of leverage incorporated into the Index is set to achieve an optimum target volatility consistent with the Index’s objective of having volatility lower than the S&P 500. The monthly rebalancing of the composite Index occurs contemporaneously with the monthly rebalancing of the Underlying Strategies.

The Index is comprised of Index Components covering a wide array of asset classes, many of which individually have lower volatility than the S&P 500 Index. Also, the asset classes are diversified relative to each other, which tends to lower the volatility of the overall portfolio. Combining the Index Components in an optimization process that explicitly seeks to minimize volatility allows the Index to achieve lower volatility than the S&P 500 Index. When the notional exposure is increased beyond 100% through the use of hypothetical total return swaps, the volatility of the Index rises but is still expected to be lower than the volatility of the S&P 500 Index, again due to the lower individual volatilities of some Index Components and the lower overall volatility resulting from diversification.

In selecting the Index Components for the Index, IndexIQ relies on Hedge Fund Index performance information from third party hedge fund index providers and ETFs, ETNs and ETVs returns from Factset Research Systems (“FRS”). IndexIQ makes no representation as to the correctness of the information considered and takes no responsibility for the accuracy or completeness of the data provided by third party hedge fund index providers or FRS or the impact of such data on asset class selection, Underlying Strategies, Index Components or the Index.

The Index is the exclusive property of IndexIQ. IndexIQ has contracted with the Calculation Agent to calculate the Index on a daily basis.

Code of Ethics

The Trust, the Investment Advisor and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is designed to prevent affiliated persons of the Trust, the Investment Advisor and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The codes are on file with the SEC and are available to the public.

Fund Website and Portfolio Holdings Disclosure:

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

The complete portfolio holdings for the Fund as of the end of each calendar quarter, subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed, are available on the SEC’s website at http://www.sec.gov. The Investment Advisor maintains a website for the Fund at www.indexiq.com. The Fund may publish on its website or furnish top ten portfolio holdings information more frequently.

Shareholder Guide

Summary of Important Differences Among Share Classes

Effective April 15, 2015, outstanding Investor Class Shares were converted into Class A Shares and previously outstanding Institutional Class Shares were converted into Class I Shares. The following table provides a summary of the differences among share classes with respect to fees and other important factors.

	Class A Shares	Class I Shares
Initial Sales Charge	Yes(1)	None
Contingent deferred sales charge (CDSC)	None(2)	None
Redemption fees	None	None
Ongoing 12b-1 fees	0.25%	None
Shareholder service fee	None	None
Initial minimum subscription amount	$25,000(3)	$5,000,000(4)
Subsequent minimum subscription amount	None	None
Purchase maximum	None	None

(1)	Class A Shares have a maximum initial sales charge of 5.50% (which will decrease based upon purchase amount); provided, however, that all accounts that held Investor Class Shares as of April 14, 2015 are not subject to such initial sales charge for subsequent subscription amounts requirement for so long as such account remains open.
(2)	Class A Shares that are load waived may have a CDSC of up to 1.00% if redeemed within one year of purchase; provided, however, that no CDSC will be imposed upon an account that held Investor Class Shares as of April 14, 2015. No sales charge applies on investments of $1 million or more. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources.
(3)	Class A Shares have a $25,000 minimum initial investment requirement; provided, however, that all accounts that held Investor Class Shares as of April 14, 2015 are exempt from such higher minimum investment requirement for so long as such account remains open.
(4)	Class I Shares have a $5,000,000 minimum initial investment requirement for individual purchasers and no minimum initial investment requirement for institutional purchasers; provided, however, that all accounts that held Institutional Class Shares as of April 14, 2015 are exempt from such higher minimum investment requirement for so long as such account remains open.

Investment Minimums and Eligibility Requirements

The following minimums apply if you are investing in the Fund. A minimum initial investment amount may be waived for purchases by the board members and directors and employees of the Advisor and its affiliates. The Fund may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at its discretion.

Class A Shares

•	$25,000 minimum initial investment with no minimum subsequent purchase amount requirement.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of the Advisor and its affiliates are not subject to the minimum investment requirement for Class A shares. Accounts that held Investor Class Shares as of April 14, 2015 are exempt from such higher minimum investment requirement for so long as such account remains open. See the SAI for additional information.

Class I Shares

•	Individual Investors—$5 million minimum for initial purchases and no minimum subsequent purchase amount; and
•	Institutional Investors, board members, current employees of the Advisor and its affiliates—no minimum initial or subsequent purchase amount requirement.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. Accounts that held Institutional Class Shares as of April 14, 2015 are exempt from such higher minimum investment requirement for so long as such account remains open. See the SAI for additional information.

Information on Sales Charges

The initial sales charge you pay when you buy Class A Shares is indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under “Sales Charge Reductions and Waivers on Class A Shares” of the SAI. Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession.

	Sales charges as a percentage of(a)		Typical dealer concession as a % of
Purchase amount	Offering price	Net investment	offering price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.41%	1.75%
$1,000,000 or more(b)	None	None	None

(a)	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
(b)	No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See “Sales Charge Reductions and Waivers on Class A Shares” as described in the SAI.

More information on Class A share sales charge discounts is available in the SAI.

Sales Charge Reductions and Waivers on Class A Shares

Reducing the Initial Sales Charge on Class A Shares

You may be eligible to buy Class A Shares at a reduced sales charge rate through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. The Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums.

Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge applicable to the subscription by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Class A Shares. You may not include investments in Class I Shares or your interests in the Fund held through a 401(k) plan or other employee benefit plan.

Letter of Intent

Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Class A Shares over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Class A Shares purchased during that period. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of Shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of Shares purchased. A certain portion of your Shares will be held in escrow by the Transfer Agent for this purpose.

Your Responsibility

To receive the reduced sales charge, you must inform the Transfer Agent of your eligibility and holdings at the time of your purchase if you are buying Shares directly from the Fund. If you are buying Shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine Shares of the Fund held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Transfer Agent or your financial adviser a copy of each account statement showing your current holdings of the Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Transfer Agent or intermediary through which you are buying Shares will combine the value of all your Fund holdings based on the current NAV per Share to determine what Class A Share sales charge rate you may qualify for on your current purchase. If you do not inform the Transfer Agent or your financial adviser of all of your Fund holdings or planned Fund purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

Purchases Through Financial Intermediaries

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial intermediary firm (such as a broker/dealer, financial adviser or financial institution) that has a contractual arrangement with the Distributor or an affiliate. The Fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the Fund and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Fund through these firms.

Distribution (12b-1) Fees

The Trust has adopted a Distribution Plan for the Class A Shares of the Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Plan allows the Fund to use its Class A assets to reimburse financial intermediaries that provide services relating to Class A Shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Class A Shares and/or the provision of shareholder services to Class A shareholders.

The Distribution Plan permits the Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A Shares. Because these fees are paid out of the Fund’s Class A assets on an ongoing basis, over time they will increase the cost of an investment in Class A Shares, and Distribution Plan fees may cost an investor more than other types of sales charges.

Arrangements with Service Agents

Class A Shares and Class I Shares of the Fund are offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Class A Shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Pricing Shares

The NAV of the Fund’s Class A and Class I Shares (each a “Class”) is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that Class, less any liabilities, by the total number of shares outstanding of that Class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of Fund shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (the “NYSE”) is closed and an investor is not able to purchase, redeem or exchange shares.

The price at which all purchases and redemptions of Fund shares are effected is based on the next calculation of NAV after the order is placed. Fund shares are valued as of the close of regular trading (normally 4:00 pm, Eastern time) (the “NYSE Close”) on each day that the NYSE is open. Fund shares will not be priced on the days on which the NYSE is closed for trading. For purposes of calculating the NAV, the Fund normally use pricing data for securities available on the NYSE shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV already determined.

When reliable market quotations are not readily available or do not otherwise accurately reflect the fair value of a security held by the Fund, such security will be valued by another method that the Investment Advisor believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. A security’s fair value price is the price a security’s owner might reasonably expect to receive upon its sale. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted before the Fund calculates its NAV. Fair-value pricing also may be used for securities if, for example, (1) trading in a security is halted and does not resume before the Fund’s NAV calculation time or if a security does not trade in the course of a day, or (2) market quotations are not readily available for a security and the Fund holds enough of the security that its price could materially affect the Fund’s NAV. Acquired funds may also use fair value pricing under the circumstances, and with the possible effects, disclosed in the prospectuses for such funds.

To prevent “market timing” strategies or for other reasons, the Board of Trustees may elect to update the Fund’s NAV during a period when the NYSE is closed, or when certain securities markets outside the United States are closed. As a further deterrent to excessive trading, many foreign equity securities held by the Fund are priced by an independent pricing service using fair valuation. The use of fair value pricing by the Fund indicates that a market price is generally unavailable, and in such situations the Board of Trustees (or a person acting at the Board’s direction) will estimate the value of such security using available information. In such situations, the values assigned to such securities may not necessarily represent amounts which might be realized.

How to Purchase Shares

Investors may purchase Class A Shares and Class I Shares of the Fund at their NAV, based on the next calculation of NAV after the order is placed. Neither the Fund nor the Distributor charges a sales charge, front-end load, or other transaction fee to purchase shares, although other institutions may impose transaction fees on shares purchased through them.

Class A Shares and Class I Shares are generally offered through broker-dealers and other financial intermediaries, and the Fund pays service fees and/or distribution fees to those intermediaries for services they provide to Class A shareholders.

Financial intermediaries purchasing shares for investors may purchase shares of the Fund through the Distributor or through other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. Since you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for transactions. The Transfer Agent will purchase Fund shares for your financial intermediary’s account at the NAV determined after receipt of your financial intermediary’s wire of your funds.

Generally, the Fund will not accept payment by check. For details on the availability of Fund shares and application forms, call 1-877-474-6339 or write to: IndexIQ Funds, PO Box 9843, Providence, RI 02904-8403.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.	Name
2.	Date of birth (for individuals)
3.	Residential or business street address
4.	Social security number, taxpayer identification number, or other identifying number

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities, including personal information about the authorized signatories for those corporations and entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Avoid Tax Withholding

Each Fund is required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to individuals who have not provided the Fund with their taxpayer identification number and any required certifications in compliance with IRS rules. Investors must provide their social security number, employer identification number, or other taxpayer identification number on their account application.

Instructions For Opening or Adding to an Account

Carefully read and complete the Account Opening application. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH). ACH transactions usually clear within 2 to 3 days, but may take up to eight. The Fund does not charge a fee for such transactions, but your bank or financial intermediary might charge a wire transfer fee.

Please phone the Fund at 1-877-474-6339 for instructions on opening an account or purchasing additional shares.

Reinvestment of Dividends and Capital Gains

All dividends and capital gains will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account. There are no sales charges for reinvested distributions. Capital gains, if distributed, are distributed at least annually.

Distributions are made on a per-share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution. The Fund reserves the right to change or eliminate these privileges at any time with 30 days notice.

Policy on Late Trading

“Late trading” is a term commonly used for the practice of executing customer instructions to buy or sell mutual fund shares after the daily deadline (typically 4:00 p.m. New York time) described in this Prospectus.

Under no circumstances will the Fund, the Distributor or their affiliates accept a customer order for the Fund in violation of the terms stated in the Prospectus, nor will they knowingly permit any of their agents to do so. Orders received after 4:00 p.m. will not be executed on the date they are received, rather they will be executed the following business day and at the following day’s NAV. No individual employee of the Investment Advisor or its agents may waive this policy.

Submitting instructions to purchase Fund shares constitutes consent to this policy.

How To Redeem Shares

You may place orders to redeem shares by contacting your financial intermediary or by telephoning the Transfer Agent at 1-877-474-6339.

Redemption requests should describe the Fund from which shares will be redeemed, the Class (Investor or Institutional) of shares to be redeemed, the number of shares (or dollar-amount) to be redeemed, and your account number. The Transfer Agent will take reasonable care to confirm that instructions are genuine. The Fund, the Investment Advisor, and their affiliated agents will not be liable for any loss, cost, or expense for acting upon telephone or email instructions that are reasonably believed to be genuine. You may also redeem shares by sending a written request to: IndexIQ Funds, PO Box 9843, Providence, RI 02904-8403.

Your sales price will be the next NAV calculated after the Fund, its Transfer Agent, or your investment representative receives your sell order. If a redemption request is received on a business day prior to 4:00 pm (Eastern time), proceeds will normally be wired to the shareholder within three business days, provided that the Fund’s Custodian is also open for business. Payment may be made up to seven calendar days after receiving a redemption request, if in the Investment Advisor’s opinion, an earlier payment would be detrimental to the Fund. The Fund does not charge for wiring redemption payments.

The Fund may postpone payment for shares at times when the NYSE is closed or under any emergency circumstances as determined by the SEC. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Fund your request by regular or express mail.

Redemption In Kind

The Fund does not intend, under normal circumstances, to redeem their shares by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Board, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Trust committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period.

Restrictions on Excessive Trading Practices

In accordance with the policy adopted by the Board, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and the Investment Advisor reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and the Investment Advisor will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or the Investment Advisor), the Trust (or the Investment Advisor) will exercise these rights if, in the Trust’s (or the Investment Advisor’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or the Investment Advisor), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interest of the Trust or its shareholders to those of the Investment Advisor or any affiliated person or associated person of the Investment Advisor.

As a further deterrent to excessive trading, many foreign equity securities held by the Fund are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “—Pricing Shares.”

Pursuant to the policy adopted by the Board of the Trust, the Investment Advisor has developed criteria that it uses to identify trading activity that may be excessive. The Investment Advisor reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Investment Advisor, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, the Investment Advisor detects excessive, short term trading, the Investment Advisor is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. The Investment Advisor may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Investment Advisor will apply the criteria in a manner that, in the Investment Advisor’s judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the Fund’s market timing policies. While the Investment Advisor may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and the Investment Advisor will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

Fund Dividends, Distributions and Taxes

Dividends And Distributions

The Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Dividends and/or distributions, if any, are paid to the shareholders invested in the Fund on the applicable record date. Dividends paid by the Fund with respect to all classes of shares are calculated in the same manner and at the same time, but dividends on Class A Shares may be lower than dividends on other classes of Fund Shares as a result of the service and/or distribution fees applicable to Class A Shares.

Net realized long-term and short-term capital gains will be distributed by the Fund at least annually. Net short-term gains may be paid more frequently. The Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at the NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the account application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name and wiring instructions. Shareholders do not pay any sales charges on shares received through the reinvestment of Fund distributions.

Distributions are made on a per share basis regardless of how long shares have been owned. Therefore, if you invest shortly before a distribution date, some of your investment may be returned to you in the form of a distribution, which may be taxable to you.

The Fund reserves the right to change or eliminate these privileges at any time with 60 days’ notice.

U.S. Federal Income Taxation

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in shares of the Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Fund shareholder holds shares as capital assets within the meaning of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and does not hold shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in shares of the Fund, and does not address the consequences to Fund shareholders holding shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules, such as U.S. tax-exempt entities. This discussion does not discuss any aspect of U.S. state, local, estate, gift or non-U.S. tax law. Furthermore, this discussion is not intended or written to be legal or tax advice to any shareholder in the Fund or other person and is not intended or written to be used or relied on, and cannot be used or relied on, by any such person for the purpose of avoiding any U.S. federal tax penalties that may be imposed on such person. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of investing in shares, based on their particular circumstances.

The Fund has not requested and will not request an advance ruling from the U.S. Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership or disposition of shares, as well as the tax consequences arising under the laws of any state, non-U.S. country or other taxing jurisdiction.

Tax Treatment of the Fund

The Fund intends to qualify and elect to be treated as a separate “regulated investment company” under the Code. To qualify and remain eligible for the special tax treatment accorded to regulated investment companies, the Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its “investment company taxable income” (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income.

As a regulated investment company, the Fund generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to its shareholders. If the Fund fails to qualify as a regulated investment company for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level U.S. federal income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, in such case, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The remainder of this discussion assumes that the Fund will qualify for the special tax treatment accorded to RICs.

The Fund will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, plus 100% of any undistributed amounts from prior years. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to U.S. corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions necessary to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

The Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Tax Treatment of Fund Shareholders

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property, and regardless of whether they are re-invested in shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s net investment income (except, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses (“net capital gain”) generally are taxable at long-term capital gain tax rates to the extent of the Fund’s current and accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s shares. Distributions of qualifying dividend income to certain individual Fund shareholders also are taxable at long-term capital gain tax rates to the extent of the Fund’s current and accumulated earnings and profits, provided that certain holding period and other requirements are met at both the shareholder and the Fund level.

The Fund intends to distribute its net capital gain at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its net capital gain and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained net capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed net capital gain. In addition, each Fund shareholder can claim a tax credit or refund for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed net capital gain and increase the shareholder’s tax basis of the shares by an amount equal to shareholder’s proportionate share of the Fund’s undistributed net capital gain, reduced by the amount of the shareholder’s tax credit or refund.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 20%.

In addition, high-income individuals (and certain trusts and estates) will be subject to a 3.8% Medicare tax on net investment income in addition to otherwise applicable U.S. federal income tax. “Net investment income” generally will include dividends (including capital gain dividends) received from the Fund and net gains from the redemption or other disposition of shares. Please consult your tax advisor regarding this tax.

Investors considering buying shares just prior to a distribution should be aware that, although the price of the shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Redemption or other Disposition of Shares. Any capital gain or loss realized upon a redemption or other disposition of shares generally is treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a redemption or other disposition of shares held for one year or less generally is treated as a short-term gain or loss, except that any capital loss on the redemption or other disposition of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to the shares.

Back-Up Withholding. The Fund (or a financial intermediary such as a broker through which a shareholder holds shares in the Fund) may be required to report certain information on a Fund shareholder to the IRS and withhold U.S. federal income tax (“backup withholding”) at a 28% rate from all taxable distributions and redemption or disposition proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., IRS Form W-8BEN or W-8BEN-E, as applicable, in the case of a non-U.S. Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s federal income tax liability.

Special Issues for Non-U.S. Shareholders. If a Fund shareholder is an individual who is not a U.S. citizen or resident or if a Fund shareholder is a non-U.S. entity for U.S. tax purposes, the Fund’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to non-U.S. Fund shareholders) will be subject, in general, to U.S. withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, for Fund tax years that began on or before December 31, 2014, interest-related dividends and short-term capital gain dividends generally were not subject to withholding tax; provided that the non-U.S. shareholder furnished the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the Fund shareholder’s non-U.S. status and the Fund did not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the non-U.S. shareholder were to receive the related amounts directly rather than as dividends from the Fund. Although these rules have expired, they may be extended, possibly with retroactive effect.

Foreign Account Tax Compliance Act. The U.S. Foreign Account Tax Compliance Act (“FATCA”) generally imposes a 30% withholding tax on “withholdable payments” (defined below) made to a “foreign financial institution” (“FFI”), unless the FFI enters into an agreement with the IRS to provide information regarding its U.S. accounts (which would include certain accounts held by non-U.S. entities with U.S. owners) and satisfy certain due diligence and other specified requirements. FATCA also generally imposes a 30% withholding tax on “withholdable payments” made to a “non-financial foreign entity” (“NFFE”) unless such NFFE provides certain information about its “substantial U.S. owners” to the withholding agent or certifies that it has no such U.S. owners. The beneficial owner of a “withholdable payment” may be eligible for a refund or credit of the withheld tax. The U.S. government also has entered into several intergovernmental agreements with other jurisdictions to provide an alternative, and generally easier, approach for FFIs to comply with FATCA.

“Withholdable payments” generally include, among other items, (i) U.S.-source interest and dividends, and (ii) gross proceeds from, or capital gain dividends distributed by a regulated investment company which are attributable to, the sale or disposition, occurring on or after January 1, 2017, of property of a type that can produce U.S.-source interest or dividends.

While some parts of the FATCA rules have not been finalized, the Fund may be required to impose a 30% withholding tax on withholdable payments to a shareholder if the shareholder fails to provide the Fund with the information, certifications or documentation required under FATCA, including information, certification or documentation necessary for the Fund to determine if the shareholder is a non-U.S. shareholder or a U.S. shareholder and, if it is a non-U.S. shareholder, if the non-U.S. shareholder has “substantial U.S. owners” and/or is in compliance with (or meets an exception from) FATCA requirements. The Fund will not pay any additional amounts to shareholders in respect of any amounts withheld. The Fund may disclose any shareholder information, certifications or documentation to the IRS or other parties as necessary to comply with FATCA.

The requirements of, and exceptions from, FATCA are complex. All prospective shareholders are urged to consult their own tax advisors regarding the potential application of FATCA with respect to their own situation.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a more detailed tax discussion regarding an investment in the Fund, and for special tax treatment on the redemption or other disposition of shares and a distribution by the Fund, please see the section of the SAI entitled “U.S. Federal Income Taxation.”

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance during its last five fiscal years. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the respective Class of Shares (assuming reinvestment of all dividends and distributions) of the Fund. The information for the fiscal year ended April 30, 2015 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request. The information for the fiscal years ended April 30, 2014, April 30, 2013, April 30, 2012, and April 30, 2011 has been audited by Ernst & Young LLP, the Fund’s former independent registered public accounting firm.

	CLASS I
	For the Year Ended April 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.01	$10.55	$10.26	$10.67	$10.14

Income from Investment Operations
Net investment income1*	0.14	0.12	0.14	0.17	0.21
Net realized and unrealized gain (loss)	0.27	0.50	0.33	(0.37)	0.51
Distributions of net realized gains from investment in other investment companies	0.06	0.00 [2]	0.02	0.02	0.00 [2]
Net increase (decrease) resulting from operations	0.47	0.62	0.49	(0.18)	0.72

Less distributions from:
Net investment income	(0.25)	(0.09)	(0.20)	(0.16)	(0.18)
Net realized gains	(0.38)	(0.07)	—	(0.07)	(0.01)
Total distributions to shareholders	(0.63)	(0.16)	(0.20)	(0.23)	(0.19)

Capital Share Transactions:
Redemption fees	—	0.00 [2]	0.00 [2]	—	—
Net asset value, end of year	$10.85	$11.01	$10.55	$10.26	$10.67

Total Return
Total investment return based on net asset value[3]	4.39% %	5.85%	4.78%	(1.62)%	7.19%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$176,001	$181,639	$208,386	$237,466	$174,916
Ratio to average net assets of:[4]
Expenses net of reimbursements	1.16%	1.21%	1.18%	1.16%	1.30%
Expenses before reimbursements	1.16%	1.21%	1.18%	1.16%	1.30%
Net investment Income*	1.28%	1.11%	1.40%	1.62%	2.05%
Portfolio turnover rate	116%[5]	174%	197%	142%	195%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
1	Based on average shares outstanding.
2	Represents less than $0.005 per share.
3	Total investment return is calculated by assuming a purchase of shares on the first day, reinvestment of all dividends and distributions at net asset value during the period and a sale of shares on the last day of the period reported.
4	The ratio to average net assets do not include net investment income or expenses of other investment companies in which the Fund invests.
5	Portfolio turnover rate excludes the value of securities received or delivered as a result of in-kind transactions.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	CLASS A
	For the Year Ended April 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.98	$10.52	$10.23	$10.64	$10.12

Income from Investment Operations
Net investment income[1]	0.09	0.07	0.11	0.12	0.16
Net realized and unrealized gain (loss)	0.29	0.50	0.33	(0.36)	0.50
Distributions of net realized gains from investment in other investment companies	0.05	0.00 [2]	0.01	0.02	0.00 [2]
Net increase (decrease) resulting from operations	0.43	0.57	0.45	(0.22)	0.66

Less distributions from:
Net investment income	(0.21)	(0.04)	(0.16)	(0.12)	(0.13)
Net realized gains	(0.38)	(0.07)	—	(0.07)	(0.01)
Total distributions to shareholders	(0.59)	(0.11)	(0.16)	(0.19)	(0.14)

Capital Share Transactions:
Redemption fees	—	0.00 [2]	0.00 [2]	—	—
Net asset value, end of year	$10.82	$10.98	$10.52	$10.23	$10.64

Total Return
Total investment return based on net asset value[3]	3.99%	5.44%	4.42%	(2.05)%	6.57%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$19,882	$32,408	$24,779	$34,210	$31,834
Ratio to average net assets of:[4]
Expenses net of reimbursements	1.55%	1.60%	1.56%	1.65%	1.90%
Expenses before reimbursements	1.55%	1.60%	1.56%	1.65%	1.90%
Net investment Income	0.77%	0.63%	1.06%	1.20%	1.55%
Portfolio turnover rate	116%[5]	174%	197%	142%	195%

1	Based on average shares outstanding.
2	Represents less than $0.005 per share.
3	Total investment return is calculated by assuming a purchase of shares on the first day, reinvestment of all dividends and distributions at net asset value during the period and a sale of shares on the last day of the period reported.
4	The ratio to average net assets do not include net investment income or expenses of other investment companies in which the Fund invests.
5	Portfolio turnover rate excludes the value of securities received or delivered as a result of in-kind transactions.

Privacy Policy

The following notice does not constitute part of the Prospectus, nor is it incorporated into the Prospectus.

The privacy of our shareholders is important to us. IndexIQ Trust (the “Trust”) is committed to maintaining the confidentiality, integrity and security of shareholder information. When a shareholder provides personal information, the Trust believes that the shareholder should be aware of policies to protect the confidentiality of that information.

The Trust, the Fund, their affiliates or agents may, in the course of conducting business, collect the following nonpublic personal information about you from several sources including:

•	Information we receive from the shareholder on or in applications or other forms, correspondence, or conversations, including, but not limited to account name, address, phone number, tax ID number; and
•	Information about shareholder transactions with us, our affiliates, or others, including, but not limited to, account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Trust does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, the Trust is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Trust restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Trust maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The privacy policy of your financial intermediary governs how your nonpublic personal information can be shared with non-affiliated third parties.

IndexIQ Trust
Mailing Address
800 Westchester Avenue, Suite S-710
Rye Brook, New York 10573
1-888-934-0777
www.indexiq.com

PROSPECTUS    |   AUGUST 28, 2015

IQ Hedge
Multi-Strategy Plus Fund

(Class A & Class I Shares)

FOR MORE INFORMATION

If you would like more information about the Trust, the Fund and the Shares, the following documents are available free upon request:

Annual/Semi-annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports and the SAI are available free upon request by calling IndexIQ at (877) 474-6339. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.indexiq.com.

To obtain other information and for shareholder inquiries:

By telephone:	1-877-474-6339
By mail:	IndexIQ Trust PO Box 9843 Providence, RI 02904-8403
On the Internet:	SEC Edgar database: http://www.sec.gov; or www.indexiq.com

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

No person is authorized to give any information or make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

IndexIQ® is a registered service mark of IndexIQ.

The Fund’s investment company registration number is 811-22185.